Exhibit 10.5

EXECUTION COPY

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is made as of February 12, 2016 (the “Effective Date”) by and among BLACK HILLS CORPORATION, a South Dakota corporation (the “Borrower”), the financial institutions listed on the signature pages hereto (the “Banks”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of April 13, 2015 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the Banks party thereto and the Administrative Agent.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).

WHEREAS, the Borrower has requested that the Banks and the Administrative Agent agree to make certain modifications to the Credit Agreement; and

WHEREAS, the Borrower, the Banks and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Banks and the Administrative Agent hereby agree as follows.

ARTICLE I- AMENDMENT

Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Article III below, the Credit Agreement is hereby amended as follows:

1.1          The definition of “Guarantee” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Guarantee” means, in respect of any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness of another Person, including, without limitation, by means of an agreement to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to maintain financial covenants, or to assure the payment of such Indebtedness by an agreement to make payments in respect of goods or services regardless of whether delivered, or otherwise, provided, that the term “Guarantee” shall not include endorsements for deposit or collection in the ordinary course of business; and such term when used as a verb shall have a correlative meaning.

ARTICLE II- REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants as follows:

2.1          This Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.

2.2          As of the date hereof and after giving effect to the terms of this Amendment, (i) the Borrower shall be in full compliance with all of the terms and conditions of the Amended Credit Agreement, and no Default or Event of Default shall have occurred and be continuing and (ii) each of the representations and warranties of the Borrower set forth in the Amended Credit Agreement are true and correct in all material respects (unless such representation or warranty is already qualified with respect to materiality, in which case it shall be and remain true and correct in all respects) as of the date hereof, except that if any such representation or warranty relates solely to an earlier date it need only remain true in all material respects (unless such representation or warranty is already qualified with respect to materiality, in which case it shall be and remain true and correct in all respects) as of such date.

ARTICLE III- CONDITIONS PRECEDENT

This Amendment shall become effective on the Effective Date, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

3.1          The Administrative Agent shall have received:

a.             Counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Banks; and

b.             Such other documents and information as the Administrative Agent may reasonably request.

3.2          All legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Required Banks.

3.3          There has been no material adverse change in the business, assets, operations, performance or condition, financial or otherwise, of the Borrower and its subsidiaries taken as a whole, since the last day of the most recently audited financial year of the Borrower.

ARTICLE IV- GENERAL

4.1          Expenses.  The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent, including, without limitation, reasonable fees, charges and disbursements of outside counsel to the Administrative Agent incurred in connection with preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.

4.2          Counterparts.  This Amendment may be executed in any number of counterpart signature pages, and by the different parties on different counterparts, each of which when executed shall be deemed an original but all such counterparts taken together shall constitute one and the same instrument.  Delivery of an executed counterpart  hereof via facsimile or electronic means shall for all purposes be as effective as delivery of an original counterpart.

4.3          Severability of Provisions.  Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

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4.4          Governing Law.  This Amendment, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of New York.

4.5          Successors; Enforceability.  The terms and provisions of this Amendment shall be binding upon the Borrower, the Administrative Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Banks and the successors and assigns of the Administrative Agent and the Banks.

4.6          Reference to and Effect on the Credit Agreement.

a.             Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

b.             Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed.

c.             The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Banks, nor constitute a waiver of any provision of the Amended Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

d.             This Amendment shall constitute a Credit Document.

4.7          Headings.  Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment.

(signature pages follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized representatives as of the day and year first above written.

BORROWER:

BLACK HILLS CORPORATION,
a South Dakota corporation

By:	/s/ Richard W. Kinzley
Name:	Richard W. Kinzley
Title:	Senior Vice President and
Chief Financial Officer

Amendment No. 2 to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent and a Bank

By:	/s/ Justin Martin
Name:	Justin Martin
Title:	Authorized Officer

Amendment No. 2 to Credit Agreement

COBANK, ACB,
as a Bank

By:	/s/ John H. Kemper
Name:	John H. Kemper
Title:	Vice President

Amendment No. 2 to Credit Agreement

SCOTIABANK (IRELAND) LIMITED,
as a Bank

By:	/s/ Wilson Muzorewa
Name:	Wilson Muzorewa
Title:	SRO

By:	/s/ Mark Allen
Name:	Mark Allen
Title:	Company Secretary

Amendment No. 2 to Credit Agreement

THE BANK OF NOVA SCOTIA,
as a Bank

By:	/s/ David Dewar
Name:	David Dewar
Title:	Director

Amendment No. 2 to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Bank

By:	/s/ Maria Ferradas
Name:	Maria Ferradas
Title:	Vice President

Amendment No. 2 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Bank

By:	/s/ John M. Eyerman
Name:	John M. Eyerman
Title:	Vice Prersident

Amendment No. 2 to Credit Agreement

WELLS FARGO BANK, N.A.,
as a Bank

By:	/s/ Keith Luettel
Name:	Keith Luettel
Title:	Director

Amendment No. 2 to Credit Agreement